--------------------------------------
      NORWEST
      PASSAGE

---------------------                             NORWEST SELECT FUNDS

                                                  ANNUAL REPORT FOR;
  VARIABLE ANNUITY                                *  INTERMEDIATE BOND FUND
                                                  *  INCOME EQUITY FUND
                                                  *  VALUGROWTH (SM) STOCK FUND
                                                  *  SMALL COMPANY STOCK FUND


       NORWEST
[Logo] ------------------                         DECEMBER 31, 1997
       PASSAGE VARIABLE ANNUITY (R)


-------------------------------------
    Norwest Passage Variable Annuity
is distributed by Fortis Investors, Inc.













Norwest Select Funds are not insured by the FDIC, Federal Reserve System, U.S. Government, or any other government agency; are not bank deposits; are not obligations of, or guaranteed or endorsed by any bank and are subject to investment risk, including the possible loss of principal. Please see inside cover for additional disclosure information.

Norwest Select Funds is a family of open-end investment companies commonly known as mutual funds. FORUM FINANCIAL SERVICES, INC.(R) ("FFSI"), MEMBER NASD, is the distributor of Norwest Select Funds. FFSI is not affiliated with Norwest Corporation, Norwest Bank Minnesota, N.A. or Norwest Investment Services, Inc. SHARES OF THE FUNDS ARE NOT INSURED OR GUARANTEED BY OR ARE NOT OBLIGATIONS OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY. EVEN THOUGH NORWEST INVESTMENT MANAGEMENT, A PART OF NORWEST BANK MINNESOTA, N.A. (THE "BANK"), ACTS AS THE INVESTMENT ADVISER, AND THE BANK ACTS AS THE TRANSFER AGENT AND CUSTODIAN OF NORWEST SELECT FUNDS, AND EACH RECEIVES FEES FOR SUCH SERVICES AS DISCLOSED IN THE PROSPECTUS, SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NOT OBLIGATIONS OF,
GUARANTEED OR ENDORSED BY THE BANK, ANY OTHER BANK, OR ANY OF THE BANK'S AFFILIATES, INCLUDING NORWEST CORPORATION AND NORWEST INVESTMENT SERVICES, INC., NOR ARE THEY GUARANTEED BY OR DO THEY CONSTITUTE OBLIGATIONS OF FFSI.

INVESTMENT IN SHARES OF MUTUAL FUNDS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, THAT MAY CAUSE THE VALUE OF THE INVESTMENT AND THE INVESTMENT RETURN TO FLUCTUATE. WHEN THE INVESTMENT IS SOLD, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Mutual funds are sold only by prospectus. Shares of the Norwest Select Funds are currently sold only to separate accounts ("Separate Accounts") of certain insurance companies (the "Insurance Companies"), as each Fund of the Trust serves as an investment medium for variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies.

TABLE OF CONTENTS                                             DECEMBER  31, 1997
--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----


A MESSAGE TO OUR CONTRACT HOLDERS.......................................      1
1997 PERFORMANCE REVIEW.................................................      2
                Intermediate Bond Fund..................................      2
         Income Equity Fund.............................................      3
         ValuGrowthSM Stock Fund........................................      4
         Small Company Stock Fund.......................................      5

INDEPENDENT AUDITORS' REPORT ...........................................      6

FINANCIAL STATEMENTS
         Statements of Assets and Liabilities...........................      7
         Statements of Operations.......................................      8
         Statements of Changes in Net Assets............................      9
         Notes to Financial Statements..................................     10
         Financial Highlights...........................................     13
         Schedule of Investments
                  Intermediate Bond Fund................................     15
                  Income Equity Fund....................................     17
                  ValuGrowthSM Stock Fund...............................     19
                  Small Company Stock Fund..............................     21

NORWEST SELECT FUNDS
MESSAGE TO CONTRACT HOLDERS
--------------------------------------------------------------------------------


February 23, 1998


Dear Shareholders:

We are pleased to present the Annual Report for the Norwest Select Funds. This report includes the portfolios of Intermediate Bond Fund, Income Equity Fund, ValuGrowthSM Stock Fund, and Small Company Stock Fund.

The big news during this period was, of course, the financial turmoil that emerged from Asian markets. Eventually, the damage spread until markets around the globe experienced significant declines. Despite the downturn, both the U.S. economy and financial markets remained on relatively solid footing. Inflation remained under control, interest rates fell substantially, and the federal deficit continued to decline appreciably. We believe these trends are likely to continue and overall, may bode well for the U.S. financial markets.

In the bond market, a healthy rally occurred. The Federal Reserve took no action. Meanwhile, interest rates on the 30-year Treasury yield fell from almost seven percent to six percent. As the impact of Asia hit America, a "decoupling" of the stock and bond markets began to occur as the bond rally continued while stocks corrected. We expect bond market conditions to remain favorable for some time.

Despite the correction, the U.S. stock market produced solid returns, with the S&P 500 gaining 33.36% since one year ago. Smaller stocks also performed well, yet continued to trail large stocks. A rally that began last spring ended abruptly in October, leaving the Russell 2000 with a 1-year gain of 22.36%. Volatility increased greatly, due primarily to worries about Asia. We expect volatility with occasional corrections to continue, even while our long-term outlook for stocks remains positive.

We recognize that such volatility and increased uncertainty can be stressful for investors. That is why your Norwest Passage Variable Annuity offers a variety of investment options including Norwest Select Funds.

If you have any questions, or would like additional information about the Norwest Select Funds, please call (800) 338-1348 or (612) 667-8833 (press 2). For variable annuity information, please call Fortis Benefits Insurance Company at (800) 780-7743. We appreciate your confidence in the Norwest Select Funds.

Sincerely,

/s/ John Y. Keffer

John Y. Keffer, Chairman
Norwest Select Funds

NORWEST SELECT FUNDS
1997 PERFORMANCE REVIEW
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND

For the twelve months ended December 31, 1997, the Fund achieved a cumulative return of 9.08% compared to a return of 7.86% for the Lehman Brothers Intermediate Government/Corporate Index and 9.17% for the Lipper Corporate Debt A Rated Funds average.

The Fund's performance is the result of two things. The first is the fact that we are longer in duration than our peers. It was a contrarian position in that our competition was not as bullish as we were. Secondly, we had some good sector allocations. We reduced our mortgage-backed exposure in the last few months. Thus, we were underweighted in mortgages as well as slightly underweighted in corporates when both of these areas underperformed in the last couple months of the year. We capitalized on the market rally by being overweighted in Treasuries. Recently, we added some corporates and now believe that we are no longer underweighted as compared to our peers. The Fund's performance is beginning to reflect its new restructuring.

In the future, we think that commodity prices are still headed down so we intend to remain longer in duration than our peers, although most of them appear to be lengthening. We will remain underweighted in mortgages. We expect interest rates to come down and yield curves to flatten. We look for low inflation and believe that the bond market will do well in 1998.


                       INTERMEDIATE BOND FUND VS. LEHMAN
                BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX


                                             Inception*   30-Jun-94   31-Jul-94
Select Intermediate Bond Fund                 $ 10,000     $ 9,880    $ 10,010
Lehman Intermediate Govt/Corp Index           $ 10,000     $10,001    $ 10,145



31-Aug-94   30-Sep-94    31-Oct-94   30-Nov-94   31-Dec-94
$ 10,030     $ 9,930      $ 9,910     $ 9,890     $ 9,950
$ 10,176    $ 10,083     $ 10,082    $ 10,037    $ 10,072



31-Jan-95    28-Feb-95   31-Mar-95   30-Apr-95    31-May-95    30-Jun-95
$ 10,090     $ 10,280    $ 10,350    $ 10,460     $ 10,880     $ 10,970
$ 10,242     $ 10,454    $ 10,513    $ 10,643     $ 10,964     $ 11,038



31-Jul-95   31-Aug-95    30-Sep-95   31-Oct-95   30-Nov-95    31-Dec-95
$ 10,930    $ 11,040     $ 11,149    $ 11,301    $ 11,484     $ 11,650
$ 11,039    $ 11,139     $ 11,219    $ 11,344    $ 11,493     $ 11,613



31-Jan-96    29-Feb-96   31-Mar-96   30-Apr-96    31-May-96    30-Jun-96
$ 11,682     $ 11,480    $ 11,395    $ 11,310     $ 11,289     $ 11,416
$ 11,713     $ 11,576    $ 11,517    $ 11,477     $ 11,468     $ 11,589



 31-Jul-96   31-Aug-96    30-Sep-96   31-Oct-96   30-Nov-96    31-Dec-96
 $ 11,427    $ 11,427     $ 11,614    $ 11,858    $ 12,070     $ 11,926
 $ 11,624    $ 11,633     $ 11,795    $ 12,004    $ 12,162     $ 12,084



31-Jan-97    28-Feb-97   31-Mar-97   30-Apr-97    31-May-97    30-Jun-97
$ 11,949     $ 11,971    $ 11,837    $ 11,993     $ 12,093     $ 12,227
$ 12,131     $ 12,154    $ 12,071    $ 12,212     $ 12,313     $ 12,425



31-Jul-97   31-Aug-97    30-Sep-97   31-Oct-97   30-Nov-97    31-Dec-97
$ 12,594    $ 12,427     $ 12,627    $ 12,839    $ 12,883     $ 13,010
$ 12,677    $ 12,614     $ 12,760    $ 12,902    $ 12,930     $ 13,034


This chart reflects a comparison of the change in value of a $10,000 investment in Intermediate Bond Fund compared to the performance of the Lehman Intermediate Gov't/Corp Index from the period of the inception date of the Fund through December 31, 1997. It is important to keep in mind that the Lehman Intermediate Gov't/Corp Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

NORWEST SELECT FUNDS
1997 PERFORMANCE REVIEW
--------------------------------------------------------------------------------

INCOME EQUITY FUND


For the twelve months ended December 31, 1997, the Fund achieved a cumulative return of 26.90%, compared to a return of 27.51% for the Lipper Equity Income Funds Average and a return of 33.36% for the S&P 500 Index. The Fund's sectors took turns during the year in providing solid returns.

Toward the end of the year much of the downward pressure on stocks was attributable to the uncertainties in Asia. The concerns regarding the region's economy were reflected in the local financial markets, as well as the companies with exposure to the Asian markets. Sectors on which the impact was greatest included technology and capital goods. Weakness in the Fund also centered around the energy sector as oil prices threaten to decline more due to higher production quotas from OPEC.

The market's volatility is due, in part, to reactions to both positive and negative earnings surprises. We anticipate that the recent volatility may continue. Our emphasis on high quality, large capitalization companies should temper the Fund's volatility somewhat. Our fundamentals, especially the higher-than-market dividend yield and strong earnings growth, proved to be beneficial in a market with erratic downward trends.

Going forward, the Fund's sector weightings are expected to remain the same. We currently have an emphasis on capital goods and consumer cyclicals such as retail stocks. We also have an emphasis on utility securities as that group has been greatly undervalued. We have benefited from the recent rise of electrical utilities stock prices as the industry is currently undergoing deregulation. We look for companies that will deliver long-term positive returns. We also look for non-cyclical, stable names that can deliver consistent dividend growth.

The Fund ended 1997 with favorable fundamental comparisons to the market as measured by the S&P 500 Index with regards to valuation (lower price-to-earnings ratio), higher current yield and better long-term earnings growth expectations. Companies in the Fund also have, on average, minimal direct exposure to the Pacific Rim/Asia problems.



                      INCOME EQUITY FUND VS. S&P 500 INDEX


                                 Inception*    31-May-96   30-Jun-96   31-Jul-96
Select Income Equity Fund         $ 10,000     $ 10,000    $ 10,110     $ 9,710
S & P 500 Index                   $ 10,000     $ 10,257    $ 10,297     $ 9,842



31-Aug-96   30-Sep-96   31-Oct-96    30-Nov-96   31-Dec-96
 $ 9,830    $ 10,250    $ 10,490     $ 11,170    $ 10,995
$ 10,050    $ 10,615    $ 10,908     $ 11,731    $ 11,499



31-Jan-97    28-Feb-97   31-Mar-97   30-Apr-97    31-May-97    30-Jun-97
$ 11,540     $ 11,691    $ 11,348    $ 11,680     $ 12,215     $ 12,719
$ 12,217     $ 12,313    $ 11,808    $ 12,512     $ 13,273     $ 13,868



31-Jul-97    31-Aug-97   30-Sep-97   31-Oct-97    30-Nov-97   31-Dec-97
$ 13,535     $ 12,910    $ 13,525    $ 13,132     $ 13,716    $ 13,953
$ 14,971     $ 14,133    $ 14,906    $ 14,409     $ 14,573    $ 14,991



This chart reflects a comparison of the change in value of a $10,000 investment in Income Equity Fund compared to the performance of the S & P 500 Index from the period of the inception date of the Fund through December 31, 1997. It is important to keep in mind that the S & P 500 Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

NORWEST SELECT FUNDS
1997 PERFORMANCE REVIEW
--------------------------------------------------------------------------------

VALUGROWTHsm STOCK FUND


For the twelve months ended December 31, 1997, the Fund achieved a return of 23.56%, compared to a return of 25.30% for the Lipper Growth Funds Average and a return of 33.36% for the S&P 500 Index. The underperformance of the Fund relative to its peer group in the past twelve months is attributable largely to the style of the Fund.

The Fund's emphasis on growth and large capitalization companies caused the Fund to underperform in a period where value outperformed growth securities and small to mid-cap securities outperformed large-cap securities. The Fund underperformed the Lipper Growth Funds Average for the first time this year in May. The Fund's performance lagged due to our underweight position in technology and overweight position in interest sensitive stocks (finance and utilities) relative to our peers. Additionally, the Fund held stock in several companies which announced disappointing earnings in the time period, resulting in a decline in their stock prices in a volatile market. On the last day of the year, the Fund gave up over forty basis points relative to its peer group (all of which was recouped during the first trading day of 1998), contributing to its underperformance for the year.

The Fund has currently taken a relatively defensive position in its sector weightings. We expect both earnings growth and the economy to slow. We are therefore interested only in securities with which we have a high level of comfort. We anticipate interest rates will come down from current levels and that the financial sector will benefit from that. We would like to have more portfolio exposure in the consumer staples sector but are currently having trouble finding value in individual stocks within the sector.

In summary, we believe that the worldwide economy will slow and corporate profits are likely to disappoint many investors. As a result, we believe investors will gravitate toward high-quality, dependable, growth companies. We believe that ValuGrowth is well-positioned to outperform in this environment.



                  VALUEGROWTHSM STOCK FUND VS. S&P 500 INDEX


                                  Inception*   30-Jun-94   31-Jul-94   31-Aug-94
Select ValuGrowth Stock Fund      $ 10,000      $ 9,550     $ 9,900    $ 10,340
S $ P 500 Index                   $ 10,000      $ 9,755    $ 10,075    $ 10,488



30-Sep-94     31-Oct-94   30-Nov-94   31-Dec-94
$ 10,070      $ 10,210     $ 9,780     $ 9,810
$ 10,232      $ 10,461    $ 10,080    $ 10,229



31-Jan-95    28-Feb-95   31-Mar-95   30-Apr-95    31-May-95    30-Jun-95
$ 9,950     $ 10,300    $ 10,520    $ 10,710     $ 10,910     $ 11,210
$ 10,494     $ 10,903    $ 11,224    $ 11,555     $ 12,015     $ 12,294



31-Jul-95    31-Aug-95   30-Sep-95   31-Oct-95    30-Nov-95   31-Dec-95
$ 11,510     $ 11,500    $ 11,742    $ 11,521     $ 12,234    $ 12,180
$ 12,702     $ 12,734    $ 13,271    $ 13,223     $ 13,803    $ 14,069



31-Jan-96    29-Feb-96   31-Mar-96   30-Apr-96    31-May-96    30-Jun-96
$ 12,311     $ 12,675    $ 12,867    $ 13,070     $ 13,313     $ 13,232
$ 14,547     $ 14,683    $ 14,824    $ 15,042     $ 15,430     $ 15,489



31-Jul-96    31-Aug-96   30-Sep-96   31-Oct-96    30-Nov-96   31-Dec-96
$ 12,675     $ 13,100    $ 13,920    $ 13,950     $ 14,860    $ 14,641
$ 14,805     $ 15,117    $ 15,967    $ 16,408     $ 17,647    $ 17,297



31-Jan-97    28-Feb-97   31-Mar-97   30-Apr-97    31-May-97    30-Jun-97
$ 15,498     $ 15,467    $ 14,794    $ 15,538     $ 16,734     $ 16,935
$ 18,377     $ 18,521    $ 17,762    $ 18,821     $ 19,966     $ 20,861



31-Jul-97    31-Aug-97   30-Sep-97   31-Oct-97    30-Nov-97   31-Dec-97
$ 18,413     $ 17,465    $ 18,210    $ 17,414     $ 17,904    $ 18,091
$ 22,520     $ 21,259    $ 22,423    $ 21,675     $ 21,921    $ 22,550



This chart reflects a comparison of the change in value of a $10,000 investment in ValuGrowthSM Stock Fund compared to the performance of the S & P 500 Index from the period of the inception date of the Fund through December 31, 1997. It is important to keep in mind that the S & P 500 Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

NORWEST SELECT FUNDS
1997 PERFORMANCE REVIEW
--------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND


For the twelve month period ending December 31, 1997, the Fund achieved a total return of 9.87%, compared to the return of 20.75% for the Lipper Small Cap universe average and 22.36% for the Russell 2000 Index of small company stocks.

The Fund got off to a slow start during 1997. By May, however, the Fund had virtually caught up to its Lipper Small Cap peer group average. Throughout the remainder of the year the Fund matched or trailed its Lipper peers, enduring a particularly difficult fourth quarter. The Fund's meager performance can be traced to four factors: Under-weighting the utilities sector (utilities performed well), under-weighting the finance sector (finance performed well), over-weighting the energy sector (energy had disappointing first and fourth quarter performance), and slightly over-weighting the technology sector (technology performed very poorly in the fourth quarter).

1997 performance was obviously disappointing, especially after a rather strong year in 1996. In our continuous efforts to improve the Fund's investment process, the portfolio began to use a system of sector collars. We have implemented a system where we set the maximum and minimum percentages of stocks we will own for each of the S&P 600 Small Cap Index sectors. By eliminating overweight and underweight positions by sector, we believe volatility and turnover will be reduced. It will also allow us to focus on what we do best, which is to pick stocks versus the index.

The Fund seeks to invest in high quality, undervalued growth companies that possess reasonable liquidity. Issue selection is paramount, relying upon company fundamentals to support internal earnings growth in conjunction with attractive valuation. Holdings include companies whose growth potential are unrecognized or misperceived. Stocks are held to optimize participation in long-term growth. Sell disciplines are employed to realize profits, avoid large losses or adjust the overall portfolio.

Our outlook is positive for the Fund and small caps in general. Issues of concern for small caps are financial stability in Asia and unrest in the middle east. Until these fears subside, we think small caps will be challenged to outperform as money has flowed to more liquid, larger capitalized investments.


                SMALL COMPNAY STOCK FUND VS. RUSSELL 2000 INDEX


                                       Inception*    31-May-95   30-Jun-95
Select Small Company Stock Fund         $ 10,000     $ 10,040    $ 10,670
Russell 2000 Index                      $ 10,000     $ 10,164    $ 10,681



31-Jul-95    31-Aug-95   30-Sep-95   31-Oct-95    30-Nov-95   31-Dec-95
$ 11,740     $ 11,970    $ 11,920    $ 11,280     $ 11,590    $ 11,595
$ 11,296     $ 11,522    $ 11,728    $ 11,205     $ 11,688    $ 11,986



31-Jan-96    29-Feb-96   31-Mar-96   30-Apr-96    31-May-96    30-Jun-96
$ 11,636     $ 11,957    $ 12,484    $ 13,891     $ 14,419     $ 13,404
$ 11,972     $ 12,351    $ 12,596    $ 13,273     $ 13,806     $ 13,243



31-Jul-96    31-Aug-96   30-Sep-96   31-Oct-96    30-Nov-96   31-Dec-96
$ 12,112     $ 13,177    $ 13,819    $ 14,088     $ 14,750    $ 15,243
$ 12,087     $ 12,789    $ 13,288    $ 13,082     $ 13,618    $ 13,968



31-Jan-97    28-Feb-97   31-Mar-97   30-Apr-97    31-May-97    30-Jun-97
$ 15,571     $ 14,690    $ 13,482    $ 13,087     $ 15,729     $ 16,011
$ 14,245     $ 13,900    $ 13,248    $ 13,281     $ 14,762     $ 15,389



31-Jul-97    31-Aug-97   30-Sep-97   31-Oct-97    30-Nov-97   31-Dec-97
$ 17,039     $ 17,468    $ 18,778    $ 17,569     $ 16,824    $ 16,734
$ 16,107     $ 16,470    $ 17,673    $ 16,887     $ 16,772    $ 17,073



This chart reflects a comparison of the change in value of a $10,000 investment in Small Company Stock Fund compared to the performance of the Russell 2000 Index from the period of the inception date of the Fund through December 31, 1997. It is important to keep in mind that the Russell 2000 Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

NORWEST SELECT FUNDS
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS
NORWEST SELECT FUNDS


We have audited the accompanying statements of assets and liabilities of Intermediate Bond Fund, Income Equity Fund, ValuGrowthSM Stock Fund and Small Company Stock Fund, portfolios of Norwest Select Funds (the Funds), including the schedules of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1997 for Intermediate Bond Fund, ValuGrowthSM Stock Fund and Small Company Stock Fund, the statements of changes in net assets and financial highlights for the year ended December 31, 1997 and the period from May 6, 1996 (commencement of operations) to December 31, 1996 for Income Equity Fund, the financial highlights for each of the years in the three-year period ended December 31, 1997 and the period from June 1, 1994 to December 31, 1994 for Intermediate Bond Fund and ValuGrowthSM Stock Fund and the financial highlights for each of the years in the two-year period ended December 31, 1997 and the period from May 1, 1995 to December 31, 1995 for Small Company Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund, Income Equity Fund, ValuGrowthSM Stock Fund and Small Company Stock Fund as of December 31, 1997, the results of their operations, changes in their net assets and financial highlights for the periods referred to above in conformity with generally accepted accounting principles.



                                                  KPMG Peat Marwick LLP



Boston, Massachusetts
February 6, 1998
--------------------------------------------------------------------------------

NORWEST SELECT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                 INTERMEDIATE             INCOME            VALUGROWTHSM          SMALL COMPANY
                                                     BOND                 EQUITY               STOCK                  STOCK
                                                     FUND                  FUND                 FUND                  FUND
                                              -------------------   -------------------  -------------------  ----------------------
ASSETS
  Investments (Note 2)
     Investments at cost                             $ 8,899,791          $ 35,037,310         $ 17,290,479            $ 11,148,077
     Net unrealized appreciation (depreciation)          202,887             4,739,680            4,416,032                 467,612
                                              -------------------   -------------------  -------------------  ----------------------
          Total investments at value                   9,102,678            39,776,990           21,706,511              11,615,689

  Interest, dividends and other receivables              127,784               118,768               52,517                  19,955
  Receivable for Fund shares sold                              -                40,612               11,112                  11,963
  Receivable for investments sold                              -                     -                    -                 199,329
  Organization costs, net of amortization (Note 2)        14,035                     -               14,035                       -
                                              -------------------   -------------------  -------------------  ----------------------

TOTAL ASSETS                                           9,244,497            39,936,370           21,784,175              11,846,936
                                              -------------------   -------------------  -------------------  ----------------------

LIABILITIES
  Payable for Fund shares sold                            13,818                     -                    -                       -
  Payable for Fund investments purchased                       -                     -                    -                 348,967
  Payable to investment adviser                                -                33,479                6,743                   4,218
  Accrued expenses and other liabilities                   1,681                14,643               13,908                  11,919
                                              -------------------   -------------------  -------------------  ----------------------

TOTAL LIABILITIES                                         15,499                48,122               20,651                 365,104
                                              -------------------   -------------------  -------------------  ----------------------

NET ASSETS                                           $ 9,228,998          $ 39,888,248         $ 21,763,524            $ 11,481,832
                                              ===================   ===================  ===================  ======================

COMPONENTS OF NET ASSETS
  Paid-in capital                                    $ 9,026,111          $ 35,148,626         $ 17,414,278            $ 11,316,171
  Unrealized appreciation (depreciation) on
      investments                                        202,887             4,739,680            4,416,032                 467,612
  Accumulated net realized gain (loss) from
      investments sold                                         -                   (58)             (66,786)               (301,951)
                                              -------------------   -------------------  -------------------  ----------------------

NET ASSETS                                           $ 9,228,998          $ 39,888,248         $ 21,763,524            $ 11,481,832
                                              ===================   ===================  ===================  ======================

SHARES OF BENEFICIAL INTEREST, NO PAR VALUE              834,244             2,914,891            1,261,109                 899,262

NET ASSET VALUE PER SHARE,
    (NET ASSETS DIVIDED BY SHARES OUTSTANDING)           $ 11.06               $ 13.68              $ 17.26                 $ 12.77





See Notes to Financial Statements.      7

NORWEST SELECT FUNDS
STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                 INTERMEDIATE             INCOME             VALUGROWTHSM       SMALL COMPANY
                                                     BOND                 EQUITY               STOCK                STOCK
                                                     FUND                  FUND                 FUND                 FUND
                                              -------------------   -------------------  -------------------  -------------------
 INVESTMENT INCOME
   Interest income                                     $ 488,768              $ 71,748             $ 46,918             $ 40,523
   Dividend income                                             -               500,677              217,988               32,495
                                              -------------------   -------------------  -------------------  -------------------
 TOTAL INVESTMENT INCOME                                 488,768               572,425              264,906               73,018
                                              -------------------   -------------------  -------------------  -------------------

 EXPENSES
   Investment advisory (Note 3)                           44,422               172,660              126,680               66,869
   Management (Note 3)                                     7,109                17,119               14,201                7,475
   Administration (Note 3)                                 4,190                13,235                9,364                4,876
   Transfer agency (Note 3)                                5,923                17,266               12,668                6,687
   Custody (Note 3)                                        1,481                 4,317                3,167                1,672
   Accounting (Note 3)                                    52,800                37,800               37,800               48,800
   Legal (Note 3)                                          2,856                 6,045                5,417                2,700
   Audit                                                  10,975                10,900                9,950               10,975
   Trustees fees and expenses                                100                   263                  208                  110
   Amortization of organization costs (Note 2)             9,907                     -                9,907                    -
   Miscellaneous                                           6,343                 9,913                8,580                6,562
                                              -------------------   -------------------  -------------------  -------------------

 TOTAL EXPENSES                                          146,106               289,518              237,942              156,726

   Expenses reimbursed and fees waived (Note 5)         (101,689)             (116,939)            (111,306)             (89,861)
                                              -------------------   -------------------  -------------------  -------------------
 NET EXPENSES                                             44,417               172,579              126,636               66,865
                                              -------------------   -------------------  -------------------  -------------------

 NET INVESTMENT INCOME                                   444,351               399,846              138,270                6,153
                                              -------------------   -------------------  -------------------  -------------------

 REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
         Net realized gain (loss) on investments sold     54,845                60,742              368,121              917,143
         Net change in unrealized appreciation
                (depreciation) on investments            184,401             4,240,072            2,481,842             (237,269)
                                              -------------------   -------------------  -------------------  -------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                       239,246             4,300,814            2,849,963              679,874
                                              -------------------   -------------------  -------------------  -------------------

 NET INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS                                         $ 683,597           $ 4,700,660          $ 2,988,233            $ 686,027
                                              ===================   ===================  ===================  ===================




See Notes to Financial Statements.     8

NORWEST SELECT FUNDS
STATEMENTS OF CHANGES             FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997
--------------------------------------------------------------------------------

                                                                    INTERMEDIATE         INCOME       VALUGROWTH(SM)   SMALL COMPANY
                                                                        BOND             EQUITY           STOCK             STOCK
                                                                        FUND            FUND (c)           FUND             FUND
                                                                    ------------     ------------     ------------     ------------
NET ASSETS - DECEMBER 31, 1995                                      $  3,089,913     $       --       $  4,793,012     $  2,027,498
------------------------------                                      ------------     ------------     ------------     ------------

OPERATIONS
  Net investment income                                                  261,968           67,055           82,753            6,447
  Net realized gain (loss) on investments sold                             9,221            5,479           47,040          507,685
  Net change in unrealized appreciation on investments                  (118,049)         499,608        1,317,836          592,999
                                                                    ------------     ------------     ------------     ------------
                                                                         153,140          572,142        1,447,629        1,107,131
                                                                    ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                 (262,553)         (66,965)         (82,597)          (6,415)
  Net realized gain on investments                                       (11,766)          (5,538)            --           (505,292)
                                                                    ------------     ------------     ------------     ------------
                                                                        (274,319)         (72,503)         (82,597)        (511,707)
                                                                    ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS (A)
  Sales of shares                                                      3,418,591        8,938,723        4,742,341        3,076,390
  Reinvestment of dividends                                              275,308           73,059           82,886          511,483
  Cost of repurchasing shares                                           (703,845)         (96,185)        (399,886)        (120,128)
                                                                    ------------     ------------     ------------     ------------
                                                                       2,990,054        8,915,597        4,425,341        3,467,745
                                                                    ------------     ------------     ------------     ------------

NET ASSETS - DECEMBER 31, 1996 (I)                                     5,958,788        9,415,236       10,583,385        6,090,667
----------------------------------                                  ------------     ------------     ------------     ------------

OPERATIONS
  Net investment income                                                  444,351          399,846          138,270            6,153
  Net realized gain (loss) on investments sold                            54,845           60,742          368,121          917,143
  Net change in unrealized appreciation (depreciation)
       on investments                                                    184,401        4,240,072        2,481,842         (237,269)
                                                                    ------------     ------------     ------------     ------------
                                                                         683,597        4,700,660        2,988,233          686,027
                                                                    ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                 (442,578)        (402,934)        (138,437)          (6,441)
  Net realized gain on investments                                       (55,635)         (60,744)        (388,987)      (1,219,084)
  Return of capital                                                         --               --            (50,858)        (291,400)
                                                                    ------------     ------------     ------------     ------------
                                                                        (498,213)        (463,678)        (578,282)      (1,516,925)
                                                                    ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS (B)
  Sales of shares                                                      3,364,950       26,014,466        8,661,580        4,984,738
  Reinvestment of distributions                                          499,587          464,753          579,726        1,522,252
  Cost of repurchasing shares                                           (779,711)        (243,189)        (471,118)        (284,927)
                                                                    ------------     ------------     ------------     ------------
                                                                       3,084,826       26,236,030        8,770,188        6,222,063
                                                                    ------------     ------------     ------------     ------------

NET ASSETS - DECEMBER 31, 1997                                      $  9,228,998     $ 39,888,248     $ 21,763,524     $ 11,481,832
------------------------------                                      ============     ============     ============     ============

(I)  Including undistributed net investment income
       (loss) of                                                    $       (422)    $         90     $        156     $         32
                                                                    ============     ============     ============     ============

(a) Shares Issued (Redeemed) -
     For the Year Ended December 31, 1996
       Sale of shares                                                    313,226          865,655          363,105          241,806
       Reinvestment of distributions                                      25,680            6,697            5,772           37,887
       Redemption of shares                                              (64,627)          (9,655)         (30,064)          (9,316)
                                                                    ------------     ------------     ------------     ------------
            Net increase in shares outstanding                           274,279          862,697          338,813          270,377
                                                                    ============     ============     ============     ============

(b) Shares Issued (Redeemed) -
    For the Year Ended December 31, 1997
       Sale of shares                                                    304,026        2,037,173          518,411          343,812
       Reinvestment of distributions                                      45,212           34,503           34,243          124,571
       Redemption of shares                                              (70,814)         (19,482)         (28,590)         (20,356)
                                                                    ------------     ------------     ------------     ------------
            Net increase in shares outstanding                           278,424        2,052,194          524,064          448,027
                                                                    ============     ============     ============     ============


(c) See Note 1 of Notes to Financial Statements for date of commencement of operations.


See Notes to Financial Statements.         9

NORWEST SELECT FUNDS
NOTES TO FINANCIAL STATEMENTS (concluded)                      DECEMBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Norwest Select Funds (the "Trust") was organized as a Delaware business trust on December 7, 1993 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust currently has four diversified investment portfolios (each, a "Fund" and collectively, the "Funds"). Intermediate Bond Fund and ValuGrowthSM Stock Fund commenced operations on June 1, 1994. Small Company Stock Fund commenced operations on May 1, 1995. Income Equity Fund commenced operations on May 6, 1996.

Shares of the Trust's Funds may be sold only to separate accounts of insurance companies to serve as an investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.

The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but are expected to be immaterial to the net assets of the Funds.

The following represents significant accounting policies of the Funds:

SECURITY VALUATION - Securities purchased that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. Fixed-income securities and other securities traded on an exchange for which market quotations are readily available are valued at the mean of the last bid and asked price provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION - Fixed-income investments with a maturity greater than sixty days and purchased at a premium or discount (other than original issue discount) are amortized or accreted over the life of the respective securities.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by a Fund.

FEDERAL TAXES - Each Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

REALIZED GAIN AND LOSS - Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

REPURCHASE AGREEMENTS - Each Fund along with certain other Norwest Advantage Funds may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements. The Funds, through their custodian, receive delivery of the collateral, whose market value must always equal or exceed the repurchase price. The investment adviser (Norwest) is responsible for determining the value of the collateral at all times. In the event of default, a Fund may have difficulties with the disposition of such collateral.

ORGANIZATIONAL COSTS - The costs incurred by certain Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight line method over a five-year period beginning with the commencement of the respective Fund's operations.

3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser of each Fund is Norwest Investment Management, Inc. ("Adviser"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("the Bank"), which is a subsidiary of Norwest Corporation. The Adviser receives an annual advisory fee from each Fund based on a percentage of average daily net assets of the respective Fund at the following annual rates:
Intermediate Bond Fund - 0.60%; Income Equity Fund, ValuGrowthSM Stock Fund, and Small Company Stock fund - 0.80%.

NORWEST SELECT FUNDS
NOTES TO FINANCIAL STATEMENTS (concluded)                      DECEMBER 31, 1997
--------------------------------------------------------------------------------

3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

ADMINISTRATOR, MANAGER AND OTHER SERVICES - Effective August 1, 1997, the Trust entered into an administrative agreement with Forum Administrative Services, LLC ("FAS"), a registered broker-dealer, which is entitled to receive a fee of 0.05% of the average daily net assets of each Fund. Effective August 1, 1997, the Trust entered into a management agreement with Forum Financial Services, Inc.(R) ("FFSI"), which is entitled to receive a fee of 0.05% of the average daily net assets of each Fund. Prior to August 1, 1997, as manager, FAS was entitled to receive a fee of 0.20% of the average daily net assets of each Fund. In addition, for the year ended December 31, 1997, FAS charged the Trust legal expenses aggregating $4,958.

Forum Accounting Services, LLC ("FAcS"), an affiliate of FAS, provides fund accounting services to the Funds. For these services, FAcS is entitled to receive a fee of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

The Bank serves as the Trust's transfer agent, dividend disbursing agent and custodian. For these services the Bank is entitled to receive a fee at an annual rate of 0.10% of the average daily net assets attributable to each Fund.

NOTE 4.  SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities (excluding short term securities) for the year ended December 31, 1997 were as follows:

         FUND                                       COST OF PURCHASES                PROCEEDS FROM SALES
         ----                                       -----------------                -------------------

Intermediate Bond Fund                                   $16,104,901                    $12,872,298
Income Equity Fund                                        26,163,462                        588,181
ValuGrowthSM Stock Fund                                   12,247,336                      5,140,044
Small Company Stock Fund                                  20,567,974                     16,224,260

For federal income tax purposes, the tax cost of investment securities owned and the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation as of December 31, 1997, were as follows:

                                              UNREALIZED          UNREALIZED                NET
         FUND                               APPRECIATION         DEPRECIATION           APPRECIATION           TAX COST
         ----                               ------------         ------------           ------------           --------

Intermediate Bond Fund                        $   205,207          $    2,320           $    202,887         $   8,899,791
Income Equity Fund                              5,375,245             635,623              4,739,622            35,037,368
ValuGrowthSM Stock Fund                         4,798,668             390,948              4,407,720            17,298,791
Small Company Stock Fund                        1,264,678             800,248                464,430            11,151,259


NOTE 5.  VOLUNTARY WAIVERS AND EXPENSE REIMBURSEMENTS


For the year ended December 31, 1997, the Trust's service providers voluntarily waived and/or reimbursed certain fees or expenses incurred by the Funds.

                                                                                          EXPENSES       TOTAL FEES WAIVED AND
                                             FEES WAIVED                                 REIMBURSED       EXPENSES REIMBURSED
                             ----------------------------------------------------        ----------      ----------------------
                             CUSTODIAN AND
         FUND                TRANSFER AGENT    ADVISER      FAS     FACS     FFSI          FORUM
         ----                --------------    -------      ---     ----     ----          -----

Intermediate Bond Fund            $  7,404     $44,422     $4,190  $10,500   $ 7,108       $28,065               $101,689
Income Equity Fund                  21,583      62,502     13,235    2,500    17,119             -                116,939
ValuGrowthSM Stock Fund             15,835      69,406      9,364    2,500    14,201             -                111,306
Small Company Stock Fund             8,359      62,651      4,876    6,500     7,475             -                 89,861

NORWEST SELECT FUNDS
NOTES TO FINANCIAL STATEMENTS (concluded)                      DECEMBER 31, 1997
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

FEDERAL TAX STATUS OF DIVIDENDS DECLARED PER SHARE DURING THE FISCAL YEAR

                               NET INVESTMENT    SHORT TERM       MID TERM         LONG TERM         RETURN OF     QUALIFYING
         FUND                      INCOME       CAPITAL GAIN    CAPITAL GAIN      CAPITAL GAIN        CAPITAL       DIVIDENDS
         ----                  --------------   ------------    ------------      ------------       ---------     ----------

Intermediate Bond Fund           $  0.562425   $  0.053252     $  0.017448       $         -         $        -            -
Income Equity Fund                  0.141222      0.019834        0.001000          0.000456                  -       100.0%
ValuGrowthSM Stock Fund             0.113560      0.064155        0.116339          0.138592           0.041719       100.0%
Small Company Stock Fund            0.008380      1.464407        0.101945          0.019722           0.379122         2.9%

For Federal income purposes, dividends from short term capital gain are classified as ordinary income. The Funds have designated the above percentage of the distributions from net investment income and short term capital gains as qualifying for the dividends received deduction for corporations.

NORWEST SSELECT FUNDS
FINANCIAL HIGHLIGHTS    SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD
--------------------------------------------------------------------------------

                                                       INTERMEDIATE                                INCOME
                                                           BOND                                    EQUITY
                                                           FUND                                     FUND
                                     --------------------------------------------------     ------------------------

                                                                                               Year Ended
                                                    Year Ended December 31,                      December 31,
                                     --------------------------------------------------     ------------------------
                                        1997          1996         1995      1994 (a)          1997        1996 (a)
                                     --------------------------------------------------     ------------------------

Net Asset Value, Beginning of Period     $ 10.72      $ 10.98       $ 9.95     $ 10.00          $ 10.91     $ 10.00
                                     ------------   ----------   ----------  ----------     ------------   ---------
Investment Operations
     Net Investment Income (Loss)           0.56         0.50         0.33        0.33             0.14        0.08
     Net Realized and Unrealized Gain
          (Loss) on Investments             0.41        (0.24)        1.36       (0.38)            2.79        0.92
                                     ------------   ----------   ----------  ----------     ------------   ---------
Total from Investment Operations            0.97         0.26         1.69       (0.05)            2.93        1.00
                                     ------------   ----------   ----------  ----------     ------------   ---------
Distributions From
     Net Investment Income                 (0.56)       (0.50)       (0.66)       -               (0.14)      (0.08)
     Net Realized Gain on Investments      (0.07)       (0.02)        -           -               (0.02)      (0.01)
                                     ------------   ----------   ----------  ----------     ------------   ---------
Total Distributions                        (0.63)       (0.52)       (0.66)       -               (0.16)      (0.09)
                                     ------------   ----------   ----------  ----------     ------------   ---------
Net Asset Value, End of Period           $ 11.06      $ 10.72      $ 10.98      $ 9.95          $ 13.68     $ 10.91
                                     ============   ==========   ==========  ==========     ============   =========

Total Return (b)                            9.08%        2.37%       17.08%      (0.50)%          26.90%       9.95%
Ratio/Supplementary Data
Net Assets at End of Period (in 000's)    $ 9,229      $ 5,959      $ 3,090     $ 1,255         $ 39,888     $ 9,415
Ratios to Average Net Assets:
     Expenses including reimbursement/
        waiver of fees                      0.60%        0.60%        0.60%      0.60%(c)          0.80%       0.80%(c)
     Expenses excluding reimbursement/
        waiver of fees                      1.97%        2.52%       4.67%       9.31%(c)          1.34%       2.51%(c)
     Net investment income                  6.00%        6.05%       6.33%       6.45%(c)          1.85%       2.31%(c)
Portfolio turnover rate                   179.37%      125.23%      54.04%      52.61%            2.85%       4.20%
Average commission rate (d)               N/A          N/A          N/A         N/A              $ 0.0884    $ 0.0971

----------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.
(b) Total return does not reflect any seperate account charges under variable annuity contracts or life policies.
(c)  Annualized.
(d) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase or sale of equity securities on which commissions were charged.





See Notes to Financial Statements.     13

NORWEST SELECT FUNDS
FINANCIAL HIGHLIGHTS (concluded)
                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD
--------------------------------------------------------------------------------

                                                         VALUGROWTHSM                              SMALL COMPANY
                                                            STOCK                                      STOCK
                                                            FUND                                       FUND
                                     ------------------------------------------------     -------------------------------------


                                                  Year Ended December 31,                         Year Ended December 31,
                                     ------------------------------------------------     ---------------------------------------
                                        1997         1996         1995      1994 (a)          1997         1996       1995 (a)
                                     ------------------------------------------------     -------------------------------------

Net Asset Value, Beginning of Period   $ 14.36      $ 12.04      $ 9.81      $ 10.00          $ 13.50     $ 11.21      $ 10.00
                                     ----------   ----------   ---------   ----------     ------------  ----------   ----------
Investment Operations
     Net Investment Income (Loss)         0.11         0.11        0.07         0.07             0.01        0.02         0.06
     Net Realized and Unrealized Gain
          (Loss) on Investments           3.26         2.32        2.30        (0.26)            1.24        3.51         1.54
                                     ----------   ----------   ---------   ----------     ------------  ----------   ----------
Total from Investment Operations          3.37         2.43        2.37        (0.19)            1.25        3.53         1.60
                                     ----------   ----------   ---------   ----------     ------------  ----------   ----------
Distributions From
     Net Investment Income               (0.11)       (0.11)      (0.14)        -               (0.01)      (0.02)       (0.06)
     Net Realized Gain on Investments    (0.32)        -           -            -               (1.59)      (1.22)       (0.33)
     Return of Capital                   (0.04)        -           -            -               (0.38)       -            -
                                     ----------   ----------   ---------   ----------     ------------  ----------   ----------
Total Distributions                      (0.47)       (0.11)      (0.14)        -               (1.98)      (1.24)       (0.39)
                                     ----------   ----------   ---------   ----------     ------------  ----------   ----------
Net Asset Value, End of Period         $ 17.26      $ 14.36     $ 12.04       $ 9.81          $ 12.77     $ 13.50      $ 11.21
                                     ==========   ==========   =========   ==========     ============  ==========   ==========

Total Return (b)                         23.56%       20.21%      24.15%       (1.09)%           9.87%      31.47%       15.95%
Ratio/Supplementary Data
Net Assets at End of Period (in 000's)  $21,764     $ 10,583     $ 4,793      $ 1,910         $ 11,482     $ 6,091      $ 2,027
Ratio to Average Net Assets:
     Expenses including reimbursement/
        waiver of fees                    0.80%        0.80%       0.80%        0.80%(c)         0.80%       0.80%       0.80%(c)
     Expenses excluding reimbursement/
        waiver of fees                    1.50%        2.02%       3.81%        8.00%(c)         1.88%       2.82%       5.38%(c)
     Net investment income                0.87%        1.08%       1.24%        1.67%(c)         0.07%       0.16%       1.02%(c)
Portfolio turnover rate                  34.58%       37.57%      25.44%       16.77%          208.95%     194.87%      51.16%
Average commission rate (d)           $  0.0735      $ 0.0847     N/A          N/A            $ 0.0633    $ 0.0590      N/A

----------------------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.
(b) Total return does not reflect any seperate account charges under variable annuity contracts or life policies.
(c)  Annualized.
(d) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase or sale of equity securities on which commissions were charged.






See Notes to Financial Statements.     14

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS                                       DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INTERMEDIATE BOND FUND

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               ASSET BACKED SECURITIES (9.8%)
        200,000                California Infrastructure, Pacific Gas & Electric, Series 1997-1,
                                    Class A3, 6.15%, 6/25/02                                                 $ 200,500
        200,000                California Infrastructure, Southern California Edison Co.,
                                    Series 1997-1, Class A2, 6.14%, 3/25/02                                    200,474
        193,331                Mid-State Trust VI, Series 1, Class A1, 7.34%, 7/1/35                           198,436
        290,000                PSB Lending, Series 1997-2, Class A5, 7.63%, 11/20/23 (a)                       292,900
                                                                                                     ------------------

                               TOTAL ASSET BACKED SECURITIES (COST $883,205)                                   892,310
                                                                                                     ------------------


                               CORPORATE BONDS & NOTES (33.7%)
        200,000                AMBAC, Inc., 9.38%, 8/1/11                                                      251,516
        200,000                American Home Products Corp., 7.25%, 3/1/23                                     212,250
        200,000                Atlantic Richfield Co., 9.00%, 4/1/21                                           252,934
        300,000                Bear Stearns Cos., Inc., 7.00%, 3/1/07                                          309,771
        200,000                Consolidated Natural Gas Co., 6.63%, 12/1/08                                    204,896
        200,000                Dillard Department Stores, Inc., 9.13%, 8/1/11                                  246,850
        300,000                Ford Motor Co., 9.50%, 9/15/11                                                  377,589
        185,000                General Electric Capital Corp., 7.88%, 12/1/06                                  205,940
        200,000                Gruma SA de CV, 7.63%, 10/15/07 (a)                                             199,352
        125,000                Lehman Brothers Holdings, 6.63%, 12/27/02                                       125,715
        350,000                Oracle Corp., 6.72%, 2/15/04                                                    356,792
        100,000                Philip Morris Cos., Inc., 9.00%, 5/15/98                                        100,960
        200,000                Tosco Corp., 7.80%, 1/1/27                                                      221,620
                                                                                                     ------------------

                               TOTAL CORPORATE BONDS & NOTES (COST $2,970,842)                               3,066,185
                                                                                                     ------------------


                               MORTGAGE BACKED SECURITIES (6.2%)
                               Federal Home Loan Mortgage Corporation (2.9%)
        266,525                FHLMC Gold Pool FGD70924, 6.50%, 5/1/26 (COST $256,657)                         264,193
                                                                                                     ------------------


                               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.3%)
        294,190                GNMA Pool 445071, 7.50%, 1/15/27 (COST $294,278)                                302,003
                                                                                                     ------------------

                               TOTAL MORTGAGE BACKED SECURITIES (COST $550,935)                                566,196
                                                                                                     ------------------


                               MUNICIPAL NOTES (2.2%)
        200,000                Denver, CO, City and County SD #1, Educational Facilities
                                    Revenue Bonds, Taxable Pension, School Facilites Lease,
                                    AMBAC insured, 6.49%, 12/15/02 (COST $200,000)                             203,700
                                                                                                     ------------------




See Notes to Financial Statements.      15

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INTERMEDIATE BOND FUND (CONCLUDED)

   Face/Share
     Amount                                                                           Value
----------------                                                                ------------------
                               U.S. TREASURY OBLIGATIONS (45.8%)
                               U.S. TREASURY NOTES (38.3%)
           50,000              5.88%, 8/15/98                                   $     50,085
          300,000              8.88%, 11/15/98                                       308,163
          400,000              6.25%, 3/31/99                                        402,996
          250,000              5.88%, 7/31/99                                        250,788
          500,000              7.75%, 11/30/99                                       518,730
          250,000              7.13%, 2/29/00                                        257,315
          300,000              5.50%, 4/15/00                                        299,019
          500,000              6.38%, 3/31/01                                        509,525
          400,000              7.50%, 11/15/01                                       424,220
          200,000              6.25%, 1/31/02                                        203,652
          100,000              6.25%, 6/30/02                                        102,034
          150,000              6.50%, 10/15/06                                       157,131
                               TOTAL U.S. TREASURY NOTES (COST $3,455,123)      ------------
                                                                                   3,483,658
                                                                                ------------

                               U.S. TREASURY BONDS (7.5%)
          150,000              7.13%, 2/15/23                                        171,312
          425,000              7.50%, 11/15/24                                       508,853
                                                                                ------------
                               TOTAL U.S. TREASURY BONDS (COST $629,222)             680,165
                                                                                ------------


                               TOTAL U.S. TREASURY OBLIGATIONS (COST $4,084,345)   4,163,823
                                                                                ------------

                               SHORT TERM HOLDINGS (2.3%)
          210,464              DrEyfus Cash Management Fund (cost $210,464)          210,464
                                                                                ------------

                               TOTAL INVESTMENTS (100.0%) (COST $8,899,791)      $ 9,102,678
                                                                                ==============

-------------------------------

(a) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended.


 AMBAC     American Municipal Bond Assurance Corporation
 FHLMC     Federal Home Loan Mortgage Corporation
 GNMA      Government National Mortgage Association




See Notes to Financial Statements.     16

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------
 INCOME EQUITY FUND

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               COMMON STOCK (96.8%)

                               BASIC MATERIALS (4.4%)
         19,760                Du Pont (E.I.) De Nemours                                                   $ 1,186,840
         16,180                Morton International, Inc.                                                      556,190
                                                                                                     ------------------
                                                                                                             1,743,030
                                                                                                     ------------------

                               CAPITAL GOODS (7.8%)
         12,560                Emerson Electric Co.                                                            708,850
         12,830                General Electric Co.                                                            941,396
         13,670                Honeywell, Inc.                                                                 936,395
          7,740                United Technologies Corp.                                                       563,570
                                                                                                     ------------------
                                                                                                     ------------------
                                                                                                             3,150,211
                                                                                                     ------------------

                               CONSUMER CYCLICAL (12.9%)
          9,965                Dayton Hudson Corp.                                                             672,630
         12,250                Deluxe Corp.                                                                    422,620
         37,730                Dun & Bradstreet Corp.                                                        1,167,270
         11,355                Eastman Kodak Co.                                                               690,530
         13,095                J.C. Penney Co., Inc.                                                           789,800
         17,315                May Department Stores Co.                                                       912,280
         10,590                Sears, Roebuck and Co.                                                          479,200
                                                                                                     ------------------
                                                                                                             5,134,330
                                                                                                     ------------------

                               CONSUMER STAPLES (22.6%)
         11,340                American Home Products  Corp.                                                   867,500
         30,580                Fortune Brands, Inc.                                                          1,133,370
         12,410                Johnson & Johnson                                                               817,510
         13,440                McDonald's Corp.                                                                641,760
          7,160                Merck & Co., Inc.                                                               760,755
         21,840                PepsiCo, Inc.                                                                   795,795
         11,860                Pfizer, Inc.                                                                    884,315
         19,440                Philip Morris Cos., Inc.                                                        880,875
         12,880                Procter & Gamble Co.                                                          1,027,990
         20,925                Sara Lee Corp.                                                                1,178,345
          1,727                Tricon Global Restaurants, Inc. (a)                                              50,195
                                                                                                     ------------------
                                                                                                             9,038,410
                                                                                                     ------------------

                               ENERGY (10.8%)
         11,480                Atlantic Richfield Co.                                                          919,825
         10,475                Chevron Corp.                                                                   806,565
         12,000                Exxon Corp.                                                                     734,255
          6,700                Mobil Corp.                                                                     483,655
          9,760                Royal Dutch Petroleum Co., ADR                                                  528,875
         10,070                Schlumberger, Ltd.                                                              810,635
                                                                                                     ------------------
                                                                                                             4,283,810
                                                                                                     ------------------

                               FINANCIAL (11.8%)
          9,580                American Express Co.                                                            855,020
         15,070                American General Corp.                                                          814,725

See Notes to Financial Statements.     17

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------
 INCOME EQUITY FUND (CONCLUDED)

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               FINANCIAL (CONCLUDED)
          8,325                J.P. Morgan & Co., Inc.                                                       $ 939,690
         10,970                Transamerica Corp.                                                            1,168,295
          8,230                U.S. Bancorp                                                                    921,240
                                                                                                     ------------------
                                                                                                             4,698,970
                                                                                                     ------------------

                               MISCELLANEOUS (3.9%)
         14,670                Cognizant Corp.                                                                 653,735
         10,730                Minnesota Mining & Manufacturing Co.                                            880,530
                                                                                                     ------------------
                                                                                                             1,534,265
                                                                                                     ------------------

                               TECHNOLOGY (10.5%)
         28,090                AMP, Inc.                                                                     1,179,780
         26,565                AT&T Corp.                                                                    1,627,105
         21,750                Hewlett-Packard Co.                                                           1,359,375
                                                                                                     ------------------
                                                                                                             4,166,260
                                                                                                     ------------------

                               UTILITIES AND TELECOMMUNICATIONS (12.1%)
         11,800                Consolidated Natural Gas Co.                                                    713,900
          6,320                FPL Group, Inc.                                                                 374,065
         18,210                GTE Corp.                                                                       951,475
          8,810                Lucent Technologies, Inc.                                                       703,695
         20,390                Pacific Gas & Electric Co.                                                      620,620
         12,510                Public Service Enterprise Group, Inc.                                           396,410
         11,660                Texas Utilities Co.                                                             484,625
         20,180                Waste Management, Inc.                                                          554,950
                                                                                                     ------------------
                                                                                                             4,799,740
                                                                                                     ------------------

                               TOTAL COMMON STOCK (COST $33,809,346)                                        38,549,026
                                                                                                     ------------------

                               REPURCHASE AGREEMENTS (3.2%)
      1,227,964                BancAmerica Robertson Stephens, 6.50%, 1/2/98, to be repurchased at
                               $1,228,408 (Collateralized by multiple Farm Credit Discount Notes, 5.45%
                               to 5.47%, 11/19/98 to 12/16/98, Par $134,440,000)
                               (cost $1,227,964)                                                             1,227,964
                                                                                                     ------------------

                               TOTAL INVESTMENTS (100.0%) (cost $35,037,310)                              $ 39,776,990
                                                                                                     ==================

-------------------------------

 (a) Non income producing security
 ADR - American Depositary Receipts


See Notes to Financial Statements.    18

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------

VALUGROWTHSM STOCK FUND

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               COMMON STOCK (92.8%)

                               Basic Materials (5.7%)
          6,000                Du Pont (E.I.) De Nemours                                                     $ 360,375
          7,100                Ecolab, Inc.                                                                    393,605
          6,800                Millipore Corp.                                                                 230,775
          6,100                Monsanto Co.                                                                    256,200
                                                                                                     ------------------
                                                                                                             1,240,955
                                                                                                     ------------------

                               CAPITAL GOODS (8.4%)
          6,600                Emerson Electric Co.                                                            372,495
          4,600                General Electric Co.                                                            337,525
          6,600                Honeywell, Inc.                                                                 452,100
          7,300                Parker-Hannifin Corp.                                                           334,885
          8,100                USA Waste Services, Inc. (a)                                                    317,925
                                                                                                     ------------------
                                                                                                             1,814,930
                                                                                                     ------------------

                               CONSUMER CYCLICAL (10.7%)
          6,000                Black & Decker Corp.                                                            234,375
          7,700                Gentex Corp. (a)                                                                206,935
         10,500                Mattel, Inc.                                                                    391,125
          5,800                May Department Stores Co.                                                       305,585
         10,600                Newell Co.                                                                      450,505
          6,100                Sears, Roebuck and Co.                                                          276,025
          4,600                Walt Disney Co.                                                                 455,685
                                                                                                     ------------------
                                                                                                             2,320,235
                                                                                                     ------------------

                               CONSUMER STAPLES (19.1%)
          3,200                American Home Products Corp.                                                    244,800
          6,800                Baxter International, Inc.                                                      342,975
          6,700                Becton, Dickinson & Co.                                                         335,000
          3,400                Coca-Cola Co.                                                                   226,525
          9,300                Culligan Water Technologies, Inc. (a)                                           467,325
          4,284                Gillette Co.                                                                    430,275
          5,200                Johnson & Johnson                                                               342,555
          5,700                Kimberly-Clark Corp.                                                            281,080
          7,200                Medtronic, Inc.                                                                 376,650
          3,700                Merck & Co., Inc.                                                               393,120
         10,100                PepsiCo, Inc.                                                                   368,020
          4,200                Procter & Gamble Co.                                                            335,215
                                                                                                     ------------------
                                                                                                             4,143,540
                                                                                                     ------------------

                               ENERGY (8.1%)
          4,000                Chevron Corp.                                                                   308,000
         10,100                Dresser Industries, Inc.                                                        423,560
          5,000                Mobil Corp.                                                                     360,940
          5,400                Royal Dutch Petroleum Co., ADR                                                  292,610
          4,600                Schlumberger, Ltd.                                                              370,300
                                                                                                     ------------------
                                                                                                             1,755,410
                                                                                                     ------------------


See Notes to Financial Statements.    19

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------

VALUGROWTHSM STOCK FUND (CONTINUED)

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               FINANCIAL (20.0%)
          3,350                American International Group, Inc.                                            $ 364,315
          6,200                BankAmerica Corp.                                                               452,605
          5,000                Chubb Corp.                                                                     378,120
          2,300                Citicorp                                                                        290,805
          6,610                Equity Office Properties Trust                                                  208,615
          7,500                First Union Corp.                                                               384,375
          8,600                Federal National Mortgage Association                                           490,735
          3,750                Franklin Resources, Inc.                                                        326,015
          9,300                H & R Block, Inc.                                                               416,755
         13,400                Patriot American Hospitality, Inc.                                              386,085
          6,100                State Street Corp.                                                              354,945
          6,825                SunAmerica, Inc.                                                                291,770
                                                                                                     ------------------
                                                                                                             4,345,140
                                                                                                     ------------------

                               MISCELLANEOUS (3.5%)
          5,100                Philips Electronics N.V.                                                        308,553
         10,350                Thermo Electron Corp. (a)                                                       460,570
                                                                                                     ------------------
                                                                                                               769,123
                                                                                                     ------------------

                               TECHNOLOGY (14.3%)
         13,100                American Power Conversion Corp.(a)                                              309,489
          5,900                Cabletron Systems, Inc.(a)                                                       88,500
          7,725                Cisco Systems, Inc.(a)                                                          430,671
          7,950                Computer Associates International, Inc.                                         420,356
          7,000                Electronics for Imaging, Inc. (a)                                               116,375
         16,500                EMC Corp.(a)                                                                    452,720
          4,300                Intel Corp.                                                                     302,075
          2,200                Microsoft Corp.(a)                                                              284,351
          3,100                Motorola Corp.                                                                  176,894
          4,700                L.M. Ericsson Telephone Co., ADR                                                175,369
          4,700                Xerox Corp.                                                                     346,922
                                                                                                     ------------------
                                                                                                             3,103,722
                                                                                                     ------------------

                               UTILITIES AND TELECOMMUNICATIONS (3.0%)
          6,000                Consolidated Natural Gas Co.                                                    363,000
          7,100                Texas Utilities Co.                                                             295,095
                                                                                                     ------------------
                                                                                                               658,095
                                                                                                     ------------------

                               TOTAL COMMON STOCK (COST $15,735,118)                                        20,151,150
                                                                                                     ------------------

                               SHORT-TERM HOLDINGS (7.2%)
        773,280                Dreyfus Cash Management Fund                                                  $ 773,280
        782,081                Institutional Funds Group, TempFund Fund                                        782,081
                                                                                                     ------------------
                               TOTAL SHORT-TERM HOLDINGS (COST $1,555,361)                                   1,555,361
                                                                                                     ------------------

                               TOTAL INVESTMENTS (100.0%) (COST $17,290,479)                              $ 21,706,511
                                                                                                     ==================

-------------------------------

(a) Non income producing security
ADR - American Depositary Receipts
See Notes to Financial Statements.     20

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------

 SMALL COMPANY STOCK FUND

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               COMMON STOCK (92.4%)

                               Basic Materials (1.9%)
          7,550                Titanium Metals Corp. (a)                                                     $ 218,010
                                                                                                     ------------------

                               CAPITAL GOODS (4.2%)
          7,100                Keystone Automotive Industries, Inc. (a)                                        168,626
          7,375                NS Group, Inc. (a)                                                              126,290
          7,830                Power-One, Inc. (a)                                                             107,663
         10,700                Middleby Corp. (a)                                                               83,595
                                                                                                     ------------------
                                                                                                               486,174
                                                                                                     ------------------

                               COMMUNICATIONS (3.5%)
          6,401                CellStar Corp. (a)                                                              127,202
          5,920                Inter-Tel, Inc.                                                                 114,700
          5,530                Orbital Sciences Corp. (a)                                                      164,518
                                                                                                     ------------------
                                                                                                               406,420
                                                                                                     ------------------

                               CONSUMER CYCLICAL (13.1%)
          3,765                Billing Information Concepts (a)                                                180,720
         10,442                CHS Electronics, Inc. (a)                                                       178,821
          4,415                Dress Barn, Inc. (a)                                                            125,275
          7,365                Funco, Inc. (a)                                                                 109,558
          6,751                Schlotzsky's, Inc. (a)                                                           98,735
          6,655                SCP Pool Corp. (a)                                                              128,105
          7,515                Showbiz Pizza Time, Inc. (a)                                                    172,845
          4,035                Stage Stores, Inc. (a)                                                          150,810
          6,612                Tetra Technology, Inc. (a)                                                      132,240
          6,800                Valassis Communication, Inc. (a)                                                251,600
                                                                                                     ------------------
                                                                                                             1,528,709
                                                                                                     ------------------

                               CONSUMER STAPLES (9.0%)
          6,250                ACNielson Corp. (a)                                                             152,345
          8,100                Foodmaker, Inc. (a)                                                             122,005
          6,700                Ivex Packaging Corp. (a)                                                        160,800
          4,475                Mail-well, Inc. (a)                                                             181,238
          4,550                Oshkosh b'Gosh, Inc.                                                            150,150
          4,910                QuadraMed Corp. (a)                                                             135,025
          7,200                Rayovac Corp. (a)                                                               138,600
                                                                                                     ------------------
                                                                                                             1,040,163
                                                                                                     ------------------

                               ENERGY (9.8%)
         21,767                Abacan Resource Corp.(a)                                                         34,010
          3,220                Atwood Oceanics, Inc.(a)                                                        152,545
          7,385                Basin Exploration, Inc. (a)                                                     131,080
          7,310                Callon Petroleum Co. (a)                                                        119,015
          8,360                IRI International Corp. (a)                                                     117,040
          5,320                KCS Energy, Inc.                                                                110,390
          5,705                Marine Drilling Co., Inc.(a)                                                    118,375


See Notes to Financial Statements.    21

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (continued)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------

 SMALL COMPANY STOCK FUND (CONTINUED)

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               ENERGY (CONCLUDED)
         26,500                National Energy Group (a)                                                       107,657
          6,155                Snyder Oil Corp.                                                              $ 112,329
          2,750                Stolt Comex Seaway, S.A. (a)                                                    137,500
                                                                                                     ------------------
                                                                                                              1,139,941
                                                                                                     ------------------


                               FINANCIAL (17.1%)
          7,150                American Capital Strategies, Ltd.                                               129,595
          6,500                Consolidated Capital Corp. (a)                                                  132,030
          4,070                Downey Financial Corp.                                                          115,740
          7,000                Franchise Mortgage Acceptance Co. LLC (a)                                       128,625
          5,350                Friedman, Billings, Ramsey Group, Inc. (a)                                       95,965
          9,800                Haven Bancorp, Inc.                                                             220,500
          8,345                Imperial Credit Commercial Mortgage Investment Corp.                            122,045
         10,615                Imperial Credit Industries, Inc. (a)                                            217,605
          6,710                INSpire Insurance Solutions, Inc. (a)                                           140,074
          4,900                Leasing Solutions, Inc. (a)                                                     116,989
         10,250                Medallion Financial Corp.                                                       225,500
          6,065                Peoples Bank, Bridgeport                                                        230,470
          1,760                Webster Financial Corp.                                                         117,040
                                                                                                     ------------------
                                                                                                             1,992,178
                                                                                                     ------------------

                               HEALTH CARE (9.2%)
          7,100                Cerner Corp. (a)                                                                149,989
          7,645                FPA Medical Management, Inc. (a)                                                142,390
         10,015                Graham-Field Health Products, Inc. (a)                                          167,120
         12,150                Lifecore Biomedical, Inc. (a)                                                   265,780
          9,450                Specialty Care Network, Inc. (a)                                                128,755
          8,050                Trigon Healthcare, Inc. (a)                                                     210,305
                                                                                                     ------------------
                                                                                                             1,064,339
                                                                                                     ------------------

                               MISCELLANEOUS (1.5%)
          7,840                Dycom Industries, Inc. (a)                                                      169,052
                                                                                                     ------------------

                               TECHNOLOGY (18.5%)
         15,400                Accelr8 Technology Corp.(a)                                                     415,800
          3,080                Ciber, Inc.(a)                                                                  178,640
          5,201                Computer Horizons Corp.(a)                                                      234,045
          5,650                Computer Products, Inc. (a)                                                     127,830
          3,625                Computer Task Group, Inc.                                                       128,914
          5,175                Exar Corp. (a)                                                                   85,388
          6,145                Integrated Circuit Systems, Inc. (a)                                            175,133
          4,190                Metro Information Services, Inc.(a)                                             116,274
          9,365                SEEC, Inc.(a)                                                                   151,595
          7,695                SPR, Inc. (a)                                                                   130,815
          9,440                STB Systems, Inc. (a)                                                           207,680


See Notes to Financial Statements.    22

NORWEST SELECT FUNDS
SCHEDULES OF INVESTMENTS (concluded)                           DECEMBER 31, 1997
--------------------------------------------------------------------------------
 SMALL COMPANY STOCK FUND (CONCLUDED)

   Face/Share
     Amount                                                                                                Value
----------------                                                                                     ------------------
                               TECHNOLOGY (CONCLUDED)
         11,100                Zygo Corp.(a)                                                                   208,125
                                                                                                     ------------------
                                                                                                             2,160,239
                                                                                                     ------------------

                               TRANSPORTATION (2.7%)
          5,550                Covenant Transportation, Inc.(a)                                               $ 84,639
          7,950                Jevic Transportation, Inc. (a)                                                  128,196
          4,050                Simon Transportation Services (a)                                                97,200
                                                                                                     ------------------
                                                                                                               310,035
                                                                                                     ------------------

                               UTILITIES (1.9%)
         12,205                General Communications, Inc. (a)                                                 80,860
          6,220                Western Gas Resources, Inc.                                                     137,620
                                                                                                     ------------------
                                                                                                               218,480
                                                                                                     ------------------

                               TOTAL COMMON STOCK (COST $10,266,128)                                        10,733,740
                                                                                                     ------------------


                               SHORT-TERM HOLDINGS (7.6%)
        541,134                Fidelity Money Market Fund                                                      541,134
        340,815                Provident Federal Trust                                                         340,815
                                                                                                     ------------------
                               TOTAL SHORT-TERM HOLDINGS (COST $881,949)                                       881,949
                                                                                                     ------------------

                               TOTAL INVESTMENTS (100.0%) (COST $11,148,077)                              $ 11,615,689
                                                                                                     ==================

-------------------------------

 (a) Non income producing security


See Notes to Financial Statements.    23

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(C)1998 Norwest Select Funds
PVBAA 085 2/98

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